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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       MULTILINK TECHNOLOGY CORPORATION

            (Exact Name of Registrant as Specified in Its Charter)

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
               California                                                     95-4522566
(State of Incorporation or Organization)                         (I.R.S. Employer Identification No.)

300 Atrium Drive, 2nd Floor, Somerset, New Jersey                                 08873
    (Address of Principal Executive Offices)                                    (Zip Code)

     If this form relates to the registration   If this form relates to the registration of a
      of a class of securities pursuant to      class of securities pursuant to Section 12(g)
      Section 12(b) of the Exchange Act and     of the Exchange Act and is effective pursuant
      is effective pursuant to General          to General Instruction A.(d), please check the
      Instruction A.(c), please check the       following box. [x]
      following box. [_]

Securities Act registration statement file number to which this form relates:          333-47376
                                                                                    (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:


    Title of Each Class             Name of Each Exchange on Which
    to be so Registered             Each Class is to be Registered
          None                                 None

Securities to be registered pursuant to Section 12(g) of the Act:


               Class A Common Stock, par value $.0001 per share
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

     Incorporated herein by reference is the description of the Registrant's Common Stock, par value $.0001 per share, under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 5, 2000 (File No. 333-47376), as amended (the "Registration Statement") (including any prospectus filed by the Registrant pursuant to rule 424(b) promulgated under the Securities Act of 1933, as amended).

Item 2.  Exhibits
         --------

     The following documents are included as exhibits to Registrant's Registration Statement on Form S-1 (File No. 333-47376) filed with the Securities and Exchange Commission, as amended, and are incorporated herein by this reference:

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                 Exhibit Description                               Form S-1 Exhibit Number
                 -------------------                               -----------------------
Amended and Restated Articles of Incorporation of the                       3.1
Registrant, as amended

Amended and Restated Bylaws of the Registrant                               3.2

Specimen Class A common stock certificate                                   4.1
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__________________

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MULTILINK TECHNOLOGY CORPORATION


Dated:  October 25, 2000               By: /s/ Richard N. Nottenburg
                                          _________________________________
                                          Name: Richard N. Nottenburg
                                          Title: Chief Executive Officer,
                                                 President and Co-Chairman of
                                                 the Board

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